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SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 13, 2001

CALIFORNIA INDEPENDENT BANCORP
(Exact Name of Registrant as Specified in Charter)

California (State or Other Jurisdiction of Incorporation)	0-265520 (Commission File Number)	68-0349947 (IRS Employer Identification No.)
1227 Bridge St., Suite C Yuba City, CA (Address of Principal Executive Offices)	95991 (Zip Code)

Registrant's telephone number, including area code: (530) 674-6025

N/A

(Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events.

    This report is being filed by the Registrant to announce that on November 13, 2001, it issued a press release announcing that the Board of Directors has adopted a program to affect repurchases of the Company's common stock. A copy of the press release is attached hereto as Exhibit 99.1.

Item 7. Financial Statements and Exhibits.

  (c)
  Exhibits.

    The following exhibits are filed with this report on Form 8-K:

Exhibit No.	Description

99.1	Press Release of the Registrant issued on November 13, 2001.

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CALIFORNIA INDEPENDENT BANCORP
Date: November 13, 2001	By:	/s/ ROBERT J. LAMPERT
	Name:	Robert J. Lampert
	Title:	Chief Financial Officer/Corporate Secretary (Principal Financial and Accounting Officer)

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SIGNATURES